EXHIBIT 10.(i)(I)(1)
                               Schedule 1
                     To Short Term Credit Agreement


                                               Commitment   Termination

The Bank of New York                           19,800,000      09/06/96
The Bank of Nova Scotia                        19,800,000      09/06/96
CIBC, Inc.                                     19,800,000      09/06/96
NationsBank of North Carolina                  19,800,000      09/06/96
The Long-Term Credit Bank of Japan, Ltd.       18,150,000      09/06/96
Credit Lyonnais Chicago Branch and
     Credit Lyonnais Cayman Island Branch      16,500,000      09/06/96
The First National Bank of Chicago             16,500,000      09/06/96
Banca Commerciale Italiana, Chicago Branch      9,900,000      09/06/96
The Dai-Ichi Kangyo Bank, Ltd., Chicago Branch  9,900,000      09/06/96
The Mitsubishi Bank, Ltd, Chicago Branch        9,900,000      09/06/96
Bank of America National Trust and Savings
     Association                                8,250,000      09/06/96
Bank of America Illinois                        8,250,000      09/06/96
The Northern Trust Company                      8,250,000      09/06/96
The Sakura Bank, Ltd.                           8,250,000      09/06/96
The Sanwa Bank, Ltd, Chicago Branch             8,250,000      09/06/96
Swiss Bank Corporation                          8,250,000      09/06/96
U.S. National Bank of Oregon                    8,250,000      09/06/96
Union Bank                                      8,250,000      09/06/96
ABN AMRO Bank N.V.                              6,600,000      09/06/96
First Bank National Association                 6,600,000      09/06/96
The First National Bank of Boston               6,600,000      09/06/96
The Fuji Bank, Ltd.                             6,600,000      09/06/96
PNC Bank, National Association                  6,600,000      09/06/96
The Yasuda Trust and Banking Co., Ltd.          6,600,000      09/06/96
The First National Bank of Maryland             4,950,000      09/06/96
Istituto Bancario San Paolo di Torino,
     S.P.A., New York Bank                      4,950,000      09/06/96
Kredietbank N.V.                                4,950,000      09/06/96
Union Bank of Switzerland, Chicago Branch       4,950,000      09/06/96
Wells Fargo Bank, N.A.                          4,950,000      09/06/96
Banca di Roma, S.P.A.                           3,300,000      09/06/96
Comerica Bank                                   3,300,000      09/06/96